                                                                   EXHIBIT 10.15




                             NOTE PURCHASE AGREEMENT

         This NOTE PURCHASE AGREEMENT, dated as of May 31, 1995, (this "Agreement") is entered into by and among MHI ACQUISITION, INC., a Delaware corporation ("Company"), with its principal executive office at 2501 Cedar Springs Road, Suite 600, LB 15, Dallas, Texas 75201, and THE PERSONS AND ENTITIES LISTED ON THE SCHEDULE OF PURCHASERS attached hereto as Exhibit A (each a "Purchaser", and collectively, the "Purchasers").


                                    RECITALS

         A. Company and its subsidiaries, MHI Acquisition Corporation I ("Mergerco I") and MHI Acquisition Corporation II ("Mergerco II") have entered into a Plan and Agreement of Reorganization (the "Merger Agreement") with Healthtrust, Inc. - The Hospital Company, Coralstone Management, Inc., Milestone Healthcare, Inc. ("Milestone") and Milestone Healthcare Management, Inc. ("Management") pursuant to which Mergerco I will be merged with and into Milestone and Mergerco II will be merged with and into Management. As part of the financing of the transactions contemplated under the Merger Agreement, Company proposes to issue subordinated indebtedness in the amount of $9,000,000. The proceeds of such subordinated indebtedness will be contributed to Mergerco I to provide part of the consideration to be paid in connection with the Merger Agreement.

         B. On the terms and subject to the conditions set forth herein, each Purchaser is willing to purchase from Company, and Company is willing to sell to such Purchaser, a subordinated promissory note in the principal amount set forth opposite such Purchaser's name on Schedule 1 hereto.

         C. Capitalized terms not otherwise defined herein shall have the meaning set forth in the form of Note (as defined below) attached hereto as Exhibit A.


                                   AGREEMENT

         NOW THEREFORE, in consideration of the foregoing, and the representations, warranties, and conditions set forth below, the parties hereto, intending to be legally bound, hereby agree as follows:

         1.      THE NOTES.

                 (a) Issuance of Notes. At the Closing (as defined below), Company agrees to issue and sell to each of the Purchasers, and, subject to all of the terms and conditions hereof, each of the Purchasers agrees to purchase a Senior Subordinated Note Due 2000 in the form of Exhibit A hereto (each, a "Note", and collectively, the "Notes") in the principal amount set forth opposite the respective Purchaser's name on Schedule I hereto. The obligations the Purchasers to purchase Notes are several and not joint.

                 (b) Delivery. The sale and purchase of the Notes shall take place at a closing (the "Closing") to be held at such place and time as Company and the Purchasers may determine (the "Closing Date"). At the Closing, Company will deliver to each of the Purchasers the respective Note to be purchased by such Purchaser, against receipt by Company of the corresponding purchase price set forth on Schedule I hereto (the "Purchase Price"). Each of the Notes will be issued to the Purchaser thereof and registered in such Purchaser's name in Company's records.

                 (c) Use of Proceeds. The proceeds of the sale and issuance of the Notes shall be contributed by Company to the capital of Mergerco I for use as part of the consideration to be paid in connection with the Merger Agreement.

                 (d) Payments. The Company will make all cash payments due under the Notes in immediately available funds by 11:00 A.M. New York City time on the date such payment is due in the manner and at the address for such purpose specified below each Purchaser's name on Schedule I hereto, or at such other address as a Purchaser or other registered holder of a Note may from time to time direct in writing.

         2. REPRESENTATIONS AND WARRANTIES OF COMPANY. Company represents and warrants to each Purchaser that:

         (a) Due Incorporation, Qualification, etc. Each of Company and its Subsidiaries (i) is a corporation duly organized, validly existing and in good standing under the laws of its state of incorporation; (ii) has the power and authority to own, lease and operate its properties and carry on its business as now conducted; and (iii) is duly qualified, licensed to do business and in good standing as a foreign corporation in each jurisdiction where the failure to be so qualified or licensed could reasonably be expected to have a Material Adverse Effect.

         (b) Authority. The execution, delivery and performance by Company of each Transaction Document to be executed by Company and the consummation of the transactions contemplated thereby (i) are within the power of Company and
(ii) have been duly authorized by all necessary actions on the part of Company.

         (c) Enforceability. Each Transaction Document executed, or to be executed, by Company has been, or will be, duly executed and delivered by Company and constitutes, or will constitute, a legal, valid and binding obligation of Company, enforceable against Company in accordance with its terms, except as limited by bankruptcy, insolvency or other laws of general application relating to or affecting the enforcement of creditors' rights generally and general principles of equity.

         (d) Non-Contravention. The execution and delivery by Company of the Transaction Documents executed by Company and the performance and consummation of the transactions contemplated thereby do not and will not (i) violate the Articles or Certificate of Incorporation or Bylaws of the Company or any material judgment, order, writ, decree, statute, rule or regulation applicable to Company; (ii) violate any provision of, or result in the breach or the acceleration of, or entitle any other Person to accelerate (whether after the giving of notice or lapse of time or both), any material mortgage, indenture, agreement, instrument or contract to which Company is a party or by which it is bound; or (iii) result in the creation or imposition of any Lien upon any property, asset or revenue of Company or the suspension, revocation, impairment, forfeiture, or nonrenewal of any material permit, license, authorization or approval applicable to Company, its business or operations, or any of its assets or properties.





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         (e)     Approvals.  No consent, approval, order or authorization of, or registration, declaration or filing with, any governmental authority or other Person (including, without limitation, the shareholders of any Person) is required in connection with the execution and delivery of the Transaction Documents executed by Company and the performance and consummation of the transactions contemplated thereby.

         (f) No Violation or Default. None of Company or Company's Subsidiaries is in violation of or in default with respect to (i) its Articles or Certificate of Incorporation or Bylaws or any material judgment, order, writ, decree, statute, rule or regulation applicable to such Person; (ii) any material mortgage, indenture, agreement, instrument or contract to which such Person is a party or by which it is bound (nor is there any waiver in effect which, if not in effect, would result in such a violation or default), where, in each case, such violation or default, individually, or together with all such violations or defaults, could reasonably be expected to have a Material Adverse Effect. Without limiting the generality of the foregoing, none of Company or Company's Subsidiaries (A) has violated any Environmental Laws, (B) has any liability under any Environmental Laws or (C) has received notice or other communication of an investigation or is under investigation by any Governmental Authority having authority to enforce Environmental Laws, where such violation, liability or investigation could reasonably be expected to have a Material Adverse Effect. For purposes of this Section 2(f), "Environmental Laws" means all judgements, orders, writs, decrees, statutes, rules or regulations relating to the protection of human health or the environment, including, without limitation, (i) all judgements, orders, writs decrees, statutes, rules or regulations, pertaining to reporting, licensing, permitting, investigation, and remediation of emissions, discharges, releases, or threatened releases of hazardous materials, chemical substances, pollutants, contaminants, or hazardous or toxic substances, materials or wastes whether solid, liquid, or gaseous in nature, into the air, surface water, groundwater, or land, or relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport, or handling of chemical substances, pollutants, contaminants, or hazardous or toxic substances, materials, or wastes, whether solid, liquid, or gaseous in nature; and (ii) all judgements, orders, writs, decrees, statutes, rules or regulations pertaining to the protection of the health and safety of employees or the public. No Event of Default or default, which after the giving of notice or the lapse of time or both would constitute an Event of Default, has occurred and is continuing.

         (g) Litigation. Except as set forth (with estimates of the dollar amounts involved) in Item 2(g) of Schedule II hereto (the "Disclosure Schedule"), no actions (including, without limitation, derivative actions), suits, proceedings or investigations are pending or, to the knowledge of Company, threatened against Company or Company's Subsidiaries at law or in equity in any court or before any other governmental authority which if adversely determined (i) would (alone or in the aggregate) have a Material Adverse Effect or (ii) seeks to enjoin, either directly or indirectly, the execution, delivery or performance by Company of the Transaction Documents or the transactions contemplated thereby.

         (h) Title. Company and Company's Subsidiaries own and have good and marketable title in fee simple absolute to, or a valid leasehold interest in, all their respective real properties and good title to their other respective assets and properties as reflected in the most recent Financial Statements delivered to Purchasers (except those assets and properties disposed of in the ordinary course of business since the date of such Financial Statements) and all respective assets and properties acquired by Company and Company's Subsidiaries since such date (except those disposed





                                      -3-
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of in the ordinary course of business).  Such assets and properties are subject to no Lien, except for Permitted Liens.

         (i) Intellectual Property. To the best of their knowledge, Company and Company's Subsidiaries own or possess sufficient legal rights to all patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information, processes and other intellectual property rights necessary for its business as now conducted and as proposed to be conducted without any conflict with, or infringement of the rights of, others.

         (j) Financial Statements. Except as set forth in Item 2(j) of the Disclosure Schedule, the Financial Statements of Company which have been delivered to the Purchasers, (i) are in accordance with the books and records of Company and its Subsidiaries, which have been maintained in accordance with good business practice; (ii) have been prepared in conformity with GAAP; and
(iii) fairly present the consolidated financial position of Company as of the dates presented therein and the results of operations, changes in financial positions or cash flows, as the case may be, for the periods presented therein. None of Company or any of Company's Subsidiaries has any contingent obligations, liability for taxes or other outstanding obligations which are material in the aggregate, except as disclosed in the unaudited Financial Statements dated August 31, 1994, furnished by Company to Purchasers prior to the date hereof.

         (k) Equity Securities. Company's total authorized and issued capitalization is as set forth in Item 2(k) of the Disclosure Schedule. The Equity Securities of Company have the respective rights, preferences and privileges set forth in Company's Articles or Certificate of Incorporation in effect on the date hereof. All of the outstanding Equity Securities of the Company have been duly authorized and are validly issued, fully paid and nonassessable. Except as expressly referenced herein or as set forth in Item 2(k) of the Disclosure Schedule, there are as of the date of this Agreement no options, warrants or rights to purchase Equity Securities authorized, issued or outstanding, nor is Company obligated in any other manner to issue shares of its Equity Securities. Except as set forth in Item 2(k) there are no restrictions on the transfer of Equity Securities of Company, other than those imposed by Company's Certificate or Articles of Incorporation and Bylaws as of the date hereof, or relevant state and federal securities laws, and no holder of any Equity Security of Company is entitled to preemptive or similar statutory or contractual rights, either arising pursuant to any agreement or instrument to which Company is a party or that are otherwise binding upon Company. The offer and sale of all Equity Securities of Company issued before the Closing Date complied with or were exempt from registration or qualification under all applicable federal and state securities laws. Except as expressly referenced herein or as set forth in Item 2(k) of the Disclosure Schedule, no Person has the right to demand or other rights to cause Company to file any registration statement under the Securities Act of 1933, as amended (the "Securities Act"), relating to any Equity Securities of Company presently outstanding or that may be subsequently issued, or any right to participate in any such registration statement.

         (l) No Agreements to Sell Assets. None of Company or Company's Subsidiaries has any legal obligation, absolute or contingent, to any Person to sell the assets of Company or Company's Subsidiaries (other than sales in the ordinary course of business), or to effect any merger, consolidation or other reorganization of Company or to enter into any agreement with respect thereto.





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         (m)     Employee Benefit Plans.

                 (i) Neither Company nor any Person (each, an "ERISA Affiliate") which is treated as a single employer with Company under section 414 of the Internal Revenue Code of 1986, as amended (the "Code") has an employee benefit plan (an "Employee Benefit Plan") within the meaning of the Employee Retirement Income Security Act of 1974 (as the same may from time to time be amended or supplemented, and including any rules or regulations issued in connection therewith, "ERISA") that is an "employee pension benefit plan" (within the meaning of section 3(2) of ERISA). Neither Company nor any ERISA Affiliate has any liability with respect to any post-retirement benefit under any Employee Benefit Plan which is a welfare plan (as defined in section 3(1) of ERISA), other than liability for health plan continuation coverage described in Part 6 of Title I(B) of ERISA, which liability for health plan continuation coverage cannot reasonably be expected to have a Material Adverse Effect.

                 (ii) Each Employee Benefit Plan complies, in both form and operation, in all material respects, with its terms, ERISA and the Code, and no condition exists or event has occurred with respect to any such Employee Benefit Plan which would result in the incurrence by either Company or any ERISA Affiliate of any material liability, fine or penalty. Each Employee Benefit Plan, related trust agreement, arrangement and commitment of Company or any ERISA Affiliate is legally valid and binding and in full force and effect. No Employee Benefit Plan is being audited or investigated by any governmental authority or is subject to any pending or threatened claim or suit. Neither Company nor any ERISA Affiliate nor any fiduciary of any Employee Benefit Plan has engaged in a prohibited transaction under section 406 of ERISA or section 4975 of the Code.

                 (iii) Except as set forth in Item 2(m) of the Disclosure Schedule, neither Company nor any ERISA Affiliate contributes to any multiemployer plan within the meaning of ERISA (a "Multiemployer Plan"). Neither Company nor any ERISA Affiliate has incurred any material liability (including secondary liability) to any Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan under section 4201 of ERISA or as a result of a sale of assets described in section 4204 of ERISA. Neither Company nor any ERISA Affiliate has been notified that any Multiemployer Plan is in reorganization or insolvent under and within the meaning of section 4241 or section 4245 of ERISA or that any Multiemployer Plan intends to terminate or has been terminated under section 4041A of ERISA.

         (n)     Other Regulations.   None of Company or its Subsidiaries is
subject to regulation under the Investment Company Act of 1940, the Public Utility Holding Company Act of 1935, the Federal Power Act, the Interstate Commerce Act, any state public utilities code or to any federal or state statute or regulation limiting its ability to incur Indebtedness.

         (o) Governmental Charges and Other Indebtedness. Each of Company and its Subsidiaries has filed or caused to be filed all tax returns which are required to be filed by it. Company and Company's Subsidiaries have paid, or made provision for the payment of, all taxes and other levies, assessments, fees, claims or other charges imposed by any governmental authority which have or may have become due pursuant to said returns and all other Indebtedness, except such taxes, levies, assessments, fees, claims or other charges or Indebtedness, if any, which are being contested in good faith and as to which adequate reserves (determined in accordance with generally accepted accounting principles) have been provided or which could not reasonably be expected to have a Material Adverse Effect if unpaid.

         (p) Subsidiaries, etc. Except as set forth in Item 2(p) of the Disclosure Schedule (setting forth the jurisdiction of incorporation, capital structure and percentage ownership of each shareholder), Company has no Subsidiaries, is not a partner in any partnership or a joint venturer in any joint venture.

         (q)     Solvency, Etc.   Company is Solvent (as defined below) and,
after the execution and delivery of the Transaction Documents and the consummation of the transactions contemplated thereby, each of Company and its Subsidiaries will be Solvent. "Solvent" shall mean, with respect to any Person on any date, that on such date (a) the fair value of the property of such Person is greater than the fair value of the liabilities (including, without limitation, contingent liabilities) of such Person, (b) the present fair saleable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (c) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay as such debts and liabilities mature and (d) such Person is not engaged in business or a transaction, and is not about in business or a transaction, for which such Person's property would constitute an unreasonably small capital.

         (r) Catastrophic Events; Labor Disputes. None of Company or Company's Subsidiaries and none of their properties is or has been affected by any fire, explosion, accident, strike, lockout or other labor dispute, drought, storm, hail, earthquake, embargo, act of God or other casualty that could reasonably be expected to have a Material Adverse Effect. There are no disputes presently subject to grievance procedure, arbitration or litigation under any of the collective bargaining agreements, employment contracts or employee welfare or incentive plans to which Company or Company's Subsidiaries is a party, and there are no strikes, lockouts, work stoppages or slowdowns, or, to the best knowledge of Company, jurisdictional disputes or organizing activity occurring or threatened which could reasonably be expected to have a Material Adverse Effect.

         (s) No Material Adverse Effect. No event has occurred and no condition exists which could reasonably be expected to have a Material Adverse Effect since August 31, 1994.

         (t) Accuracy of Information Furnished. None of the Transaction Documents and none of the other certificates, statements or information furnished to Purchasers by or on behalf of Company or Company's Subsidiaries in connection with the Transaction Documents or the transactions contemplated thereby contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The Purchasers recognize that all financial projections furnished to the Purchasers by or on behalf of Company or Company's Subsidiaries in connection with the Transaction Documents or the transactions contemplated thereby are not to be viewed as facts and that actual results during the period or periods covered by such projections may differ from the projected or forecasted results.

         (u)     Certain Agreements of Officers, Employees and Consultants.





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                 (i)      No officer, employee or consultant of Company or
Company's Subsidiaries is, or is now expected to be, in violation of any term of any employment contract, proprietary information agreement, nondisclosure agreement, noncompetition agreement, or any other contract or agreement or any restrictive covenant relating to the right of any such officer, employee or consultant to be employed by Company or Company's Subsidiaries because of the nature of the business conducted or to be conducted by Company or Company's Subsidiaries or relating to the use of trade secrets or proprietary information of others, and to the best of Company's knowledge, after due inquiry, the continued employment of Company's and Company's Subsidiaries' officers, employees and consultants do not subject Company or its Subsidiaries to any liability for any claim or claims arising out of or in connection with any such contract, agreement, or covenant.

                 (ii) To the knowledge of Company, no officers of Company, and no employee or consultant of Company or Company's Subsidiaries whose termination, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect, has any present intention of terminating his or her employment or consulting relationship with Company or Company's Subsidiaries.

         (v) Contracts or Commitments; Indebtedness. None of Company or Company's Subsidiaries and none of their properties is subject to any material judgment, order, writ, decree, statute, rule or regulation, or any material mortgage, indenture, agreement, instrument or contract which could reasonably be expected to have a Material Adverse Effect. Except for this Agreement, the Notes and the other Transaction Documents, and except as set forth in Item 2(v) of the Disclosure Schedule, neither Company nor any of its Subsidiaries is a party to any contracts or commitments (or group of related contracts or commitments) involving more than Fifty Thousand Dollars ($50,000) or having a term (including renewals or extensions optional with another party) of more than one (1) year from the date thereof. Company and its Subsidiaries have no Indebtedness other than Permitted Indebtedness.

         (w) Transactions with Affiliates; Investments. There are no loans, leases, royalty agreements or other continuing transactions between Company or its Subsidiaries and any Affiliate of Company or its Subsidiaries, except transactions in the ordinary course of business and on terms at least as favorable to Company or its Subsidiaries as would be the case in an arms-length transaction with an unaffiliated Person. Company and its Subsidiaries have no Investments other than Permitted Investments.

         3. REPRESENTATIONS AND WARRANTIES OF PURCHASERS. Each Purchaser, for that Purchaser alone, represents and warrants to Company upon the acquisition of the Note as follows:

                 (a) Binding Obligation. Such Purchaser has full legal capacity, power and authority to execute and deliver this Agreement and to perform its obligations hereunder. Each of this Agreement and the Note issued to such Purchaser is a valid and binding obligation of the Purchaser, enforceable in accordance with its terms, except as limited by bankruptcy, insolvency or other laws of general application relating to or affecting the enforcement of creditors' rights generally and general principles of equity.

                 (b) Securities Law Compliance. Such Purchaser has been advised that the Notes have not been registered under the Securities Act, or any state securities laws and, therefore, cannot be resold unless they are registered under the Securities Act and applicable state securities laws or unless an exemption from such registration requirements is available. Such Purchaser is aware that Company is under no obligation to effect any such registration with respect to the Notes or to file for or comply with any exemption from registration. Such Purchaser has not been formed solely for the purpose of making this investment and is purchasing the Notes to be acquired by such Purchaser hereunder for its own account for investment, not as a nominee or agent, and not with a view to, or for resale in connection with, the distribution thereof. Such Purchaser has such knowledge and experience in financial and business matters that such Purchaser is capable of evaluating the merits and risks of such investment, is able to incur a complete loss of such investment and is able to bear the economic risk of such investment for an indefinite period of time. Such Person is an accredited investor as such term is defined in Rule 501 of Regulation D under the Securities Act.

                 (c) Access to Information. Such Purchaser acknowledges that Company has given such Purchaser access to the corporate records and accounts of Company and to all information in its possession relating to Company, has made its officers and representatives available for interview by such Purchaser, and has furnished such Purchaser with all documents and other information required for such Purchaser to make an informed decision with respect to the purchase of the Notes.


         4. CONDITIONS TO CLOSING OF THE PURCHASERS. The Purchaser's obligations at the Closing are subject to the fulfillment, on or prior to the Closing Date, of all of the following conditions, any of which may be waived in whole or in part by the Purchasers:

                 (a) Representations and Warranties. The representations and warranties made by Company in Section 2 hereof shall be true and correct when made, and shall be true and correct on the Closing Date.

                 (b) Governmental Approvals and Filings. Except for any notices required or permitted to be filed after the Closing Date with certain federal and state securities commissions, Company shall have obtained all governmental approvals required in connection with the lawful sale and issuance of the Notes.

                 (c) Legal Requirements. At the Closing, the sale and issuance by Company, and the purchase by the Purchasers, of the Notes shall be legally permitted by all laws and regulations to which the Purchasers or Company are subject.

                 (d) Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated at the Closing and in connection with the Merger Agreement and the Credit Agreement and all documents and instruments incident to such transactions shall be reasonably satisfactory in substance and form to the Purchasers.

                 (e) Conditions Related to Merger Agreement. The Merger Agreement shall have been executed and delivered by all parties thereto and shall be in full force and effect and all conditions to closing thereunder shall have been satisfied or waived.

                 (f) Conditions Related to Senior Indebtedness. The Credit Agreement shall have been duly executed and delivered by all parties thereto and shall be in full force and effect and all





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
conditions to the making of loans thereunder (other than those related to the consummation of the transactions under the Merger Agreement and the purchase of Notes pursuant to this Agreement) shall have been satisfied or waived.

                 (g) Opinion of Counsel. There shall have been delivered to the Purchasers a favorable written opinion of Wilson, Sonsini, Goodrich & Rosati, counsel to Borrower, in the form of Exhibit B hereto, dated as of the Closing Date.

                 (h) Corporate Documents. Borrower shall have delivered to the Purchasers each of the following:

                          (i) The Certificate of Incorporation of Company, certified as of a recent date prior to the Closing Date by the Secretary of States of Delaware;

                          (ii) A Certificate of Good Standing or comparable certificate as to Company, certified as of a recent date prior to the Closing Date by the Secretary of State of Delaware;

                          (iii) A certificate of the Secretary of Company, dated the Closing Date, certifying (a) that the Certificate of Incorporation of Company, delivered to Purchasers pursuant to Section 4(h)(i) hereof, is in full force and effect and has not been amended, supplemented, revoked or repealed since the date of such certification; (b) that attached thereto is a true and correct copy of the Bylaws of Company as in effect on the Closing Date; (c) that attached thereto are true and correct copies of resolutions duly adopted by the Board of Directors of Company and continuing in effect, which authorize the execution, delivery and performance by Company of this Note Purchase Agreement and the Notes and the consummation of the transactions contemplated hereby and thereby; and (d) that there are no proceedings for the dissolution or liquidation of Company (commenced or threatened); and

                          (iv) A certificate of the Secretary of Company, dated the Closing Date, certifying the incumbency, signatures and authority of the officers of Company authorized to execute and deliver this Note Purchase Agreement and the Notes on behalf of Company and perform the Company's obligations thereunder on behalf of Company.

         5. CONDITIONS TO OBLIGATIONS OF COMPANY. Company's obligation to issue and sell the Notes at the Closing is subject to the fulfillment, on or prior to the Closing Date, of the following conditions, any of which may be waived in whole or in part by Company:

                 (a) Representations and Warranties. The representations and warranties made by the Purchasers in Section 3 hereof shall be true and correct when made, and shall be true and correct on the Closing Date.

                 (b) Governmental Approvals and Filings. Except for any notices required or permitted to be filed after the Closing Date with certain federal and state securities commissions, Company shall have obtained all governmental approvals required in connection with the lawful sale and issuance of the Notes.

                 (c) Legal Requirements. At the Closing, the sale and issuance by Company, and the purchase by the Purchasers, of the Notes shall be legally permitted by all laws and regulations to which the Purchasers or Company are subject.

                 (d) Purchase Price. Each Purchaser shall have delivered to Company the Purchase Price in respect of the Note being purchased by such Purchaser referenced in Section 1(b) hereof.

         6.      MISCELLANEOUS.

                 (a) Waivers and Amendments. Any provision of this Agreement may be amended, waived or modified upon the written consent of Company and holders of more than fifty percent (50%) of all then outstanding Notes issued pursuant to this Agreement.

                 (b) Governing Law. This Agreement and all actions arising out of or in connection with this Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflicts of law provisions of the State of New York or of any other state.

                 (c) Survival. The representations, warranties, covenants and agreements made herein shall survive the execution and delivery of this Agreement.

                 (d) Successors and Assigns. Subject to the restrictions on transfer described in Sections 6(e) and 6(f) below, the rights and obligations of Company and the Purchasers of the Notes shall be binding upon and benefit the successors, assigns, heirs, administrators and transferees of the parties.

                 (e) Registration, Transfer and Replacement of the Notes. The Notes issuable under this Agreement shall be registered notes. Company will keep, at its principal executive office, books for the registration and registration of transfer of the Notes. Prior to presentation of any Note for registration of transfer, Company shall treat the Person in whose name such
Note is registered as the owner and holder of such Note for all purposes whatsoever, whether or not such Note shall be overdue, and the Company shall not be affected by notice to the contrary. Subject to any restrictions on or conditions to transfer set forth in any Note, the holder of any Note, at its option, may in person or by duly authorized attorney surrender the same for exchange at Company's chief executive office, and promptly thereafter and at Company's expense, except as provided below, receive in exchange therefor one or more new Note(s), each in the principal requested by such holder, dated the date to which interest shall have been paid on the Note so surrendered or, if no interest shall have yet been so paid, dated the date of the Note so surrendered and registered in the name of such Person or Persons as shall have been designated in writing by such holder or its attorney for the same principal amount as the then unpaid principal amount of the Note so surrendered. Upon receipt by Company of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of any Note and (a) in the case of loss, theft or destruction, of indemnity reasonably satisfactory to it; or (b) in the case of mutilation, upon surrender thereof, the Company, at its expense, will execute and deliver in lieu thereof a new Note executed in the same manner as the Note being replaced, in the same principal amount as the unpaid principal amount of such Note and dated the date to which interest shall have been paid on such Note or, if no interest shall have yet been so paid, dated the date of such Note.

                 (f) Assignment by Company. Neither the Notes nor any of the rights, interests or obligations hereunder may be assigned, by operation of law or otherwise, in whole or in part, by Company without the prior written consent of the Purchaser except in connection with an assignment in whole to a successor corporation to Company by merger or otherwise, provided that such successor corporation succeeds to or acquires all or substantially all of Company's property and assets and Purchaser's rights hereunder are not impaired.

                 (g) Entire Agreement. This Agreement together with the Notes constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof.

                 (h) Notices. Any notice, request or other communication required or permitted hereunder shall be in writing and shall be deemed to have been duly given if personally delivered or mailed by registered or certified mail, postage prepaid, or by recognized overnight courier or personal delivery, addressed (i) if to a Purchaser, at such Purchaser's address set forth in the Schedule of Purchasers attached as Schedule I, or at such other address as such Purchaser shall have furnished Company in writing, or (ii) if to Company, at its address set forth at the beginning of this Agreement, or at such other address as Company shall have furnished to the Purchasers in writing.

                 (i) Separability of Agreements; Severability of this Agreement. Company's agreement with each of the Purchasers is a separate agreement and the sale of the Notes to each of the Purchasers is a separate sale. Unless otherwise expressly provided herein, the rights of each Purchaser hereunder are several rights, not rights jointly held with any of the other Purchasers. Any invalidity, illegality or limitation on the enforceability of the Agreement or any part thereof, by any Purchaser whether arising by reason of the law of the respective Purchaser's domicile or otherwise, shall in no way affect or impair the validity, legality or enforceability of this Agreement with respect to other Purchasers. If any provision of this Agreement shall be judicially determined to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

                 (j) Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall be deemed to constitute one instrument.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the date and year first written above.

                                 COMPANY:

                                 MHI ACQUISITION, INC.,
                                 a Delaware corporation


                                 By:  /s/William A. Brosius
                                    -------------------------------------------
                                 Name:  William A. Brosius
                                      -----------------------------------------
                                 Title: Chief Financial Officer
                                        ---------------------------------------


                                 PURCHASERS:

                                 MORGAN STANLEY VENTURE CAPITAL FUND II, L.P.

                                 By: Morgan Stanley Venture Partners II, L.P., its General Partner

                                 By:
                                    -------------------------------------------
                                 Name:
                                      -----------------------------------------
                                 Title:
                                       ----------------------------------------

                                 By: Morgan Stanley Venture Capital II, Inc., its Managing General Partner


                                 By:   /s/Debra Abramovitz
                                    -------------------------------------------
                                 Name:  Debra Abramovitz
                                      -----------------------------------------
                                 Title:  Vice President
                                          -------------------------------------

                                           [SIGNATURES CONTINUE]

                                 MORGAN STANLEY VENTURE CAPITAL FUND II, C.V.

                                 By: Morgan Stanley Venture Partners II, L.P., its Investment General Partner

                                 By:
                                    -------------------------------------------
                                 Name:
                                      -----------------------------------------
                                 Title:
                                       ----------------------------------------

                                 By: Morgan Stanley Venture Capital II, Inc., its Managing General Partner


                                 By:   /s/Debra Abramovitz
                                    -------------------------------------------
                                 Name:  Debra Abramovitz
                                      -----------------------------------------
                                 Title:  Vice President
                                       ----------------------------------------


                                 MORGAN STANLEY VENTURE INVESTORS, L.P.

                                 By: Morgan Stanley Venture Partners II, L.P., its General Partner

                                 By:
                                    -------------------------------------------
                                 Name:
                                      -----------------------------------------
                                 Title:
                                       ----------------------------------------

                                 By: Morgan Stanley Venture Capital II, Inc., its Managing General Partner


                                 By:   /s/Debra Abramovitz
                                    -------------------------------------------
                                 Name:  Debra Abramovitz
                                      -----------------------------------------
                                 Title:  Vice President
                                       ----------------------------------------

                                   SCHEDULE I

                             SCHEDULE OF PURCHASERS



                 Name and Address                                      Note Amount
         ------------------------------------------            ----------------------
MORGAN STANLEY VENTURE CAPITAL FUND II, L.P.                          $5,965,504.61

(1) All payments on account of the Notes shall be made by bank wire transfer of immediately available funds to:

         Morgan Guaranty Trust
         ABA No. 021-000-238
         Account No. 001-58-844
         Reference: Morgan Stanley Venture Capital Fund II, L.P.

(2)      Address for all notices:

         Morgan Stanley Venture Partners, Inc.
         1221 Avenue of the Americas
         33rd Floor
         New York, New York 10020
         Attn: Guy de Chazal
         Tel.:   (212) 703-8535
         Fax:    (212) 703-8957

         With copies to:

         Morgan Stanley Venture Partners, Inc.
         3000 Sand Hill Road
         Building 4, Suite 250
         Menlo Park, CA 94025
         Attention: Scott S. Halsted
         Tel.:   (415) 233-2600
         Fax:    (415) 233-2626

(3)      Deliver Note to:

         Morgan Stanley Venture Partners, Inc.
         1221 Avenue of the Americas, 33rd Floor
         New York, New York 10020
         Attn: Richard Schultz
         Tel.:  (212) 703-8752
         Fax:   (212) 703-8957

MORGAN STANLEY VENTURE CAPITAL FUND II, C.V.                               $1,486,228.07

(1) All payments on account of the Notes shall be made by bank wire transfer of immediately available funds to:

         Morgan Guaranty Trust
         ABA No. 021-000-238
         Account No. 001-60-461
         Reference: Morgan Stanley Venture Capital Fund II, C.V.


(2)      Address for all notices:

         Morgan Stanley Venture Partners, Inc.
         1221 Avenue of the Americas
         33rd Floor
         New York, New York 10020
         Attn: Guy de Chazal
         Tel.:   (212) 703-8535
         Fax:    (212) 703-8957

         With copies to:

         Morgan Stanley Venture Partners, Inc.
         3000 Sand Hill Road
         Building 4, Suite 250
         Menlo Park, CA 94025
         Attention: Scott S. Halsted
         Tel.:   (415) 233-2600
         Fax:    (415) 233-2626

(3)      Deliver Note to:

         Morgan Stanley Venture Partners, Inc.
         1221 Avenue of the Americas, 33rd Floor
         New York, New York 10020
         Attn: Richard Schultz
         Tel.:  (212) 703-8752
         Fax:   (212) 703-8957

MORGAN STANLEY VENTURE INVESTORS, L.P.                                     $1,548,267.32

(1) All payments on account of the Notes shall be made by bank wire transfer of immediately available funds to:

         Morgan Guaranty Trust
         ABA No. 021-000-238
         Account No. 001-58-866
         Reference: Morgan Stanley Venture Investors, L.P.


(2)      Address for all notices:

         Morgan Stanley Venture Partners, Inc.
         1221 Avenue of the Americas
         33rd Floor
         New York, New York 10020
         Attn: Guy de Chazal
         Tel.:   (212) 703-8535
         Fax:    (212) 703-8957

         With copies to:

         Morgan Stanley Venture Partners, Inc.
         3000 Sand Hill Road
         Building 4, Suite 250
         Menlo Park, CA 94025
         Attention: Scott S. Halsted
         Tel.:   (415) 233-2600
         Fax:    (415) 233-2626

(3)      Deliver Note to:

         Morgan Stanley Venture Partners, Inc.
         1221 Avenue of the Americas, 33rd Floor
         New York, New York 10020
         Attn: Richard Schultz
         Tel.:  (212) 703-8752
         Fax:   (212) 703-8957

                            SCHEDULE II AND EXHIBITS

                                    Omitted.


                                      -4-